OLD WESTBURY FUNDS, INC.

Supplement Dated July 7, 2005 to the

Prospectus Dated February 1, 2005

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. Prospectus. This Supplement relates only to the Old Westbury Mid Cap Equity Fund.

The following paragraph replaces the second paragraph on page 36 of the Prospectus describing the management of the Old Westbury Mid Cap Equity Fund:

Ms. Lois Roman, Managing Director of the Adviser and Portfolio Manager, is primarily responsible for the day-to-day investment management of the Mid Cap Equity Fund. Ms. Roman joined Bessemer and the Adviser on July 6, 2005. Prior to joining Bessemer, Ms. Roman served as Managing Director and Portfolio Manager at Oppenheimer Capital during the years of 2003 to 2005. Prior to Oppenheimer Capital, Ms. Roman served as Managing Director and Head of the Large Cap Value Portfolio Selection Team at Deutsche Asset Management (“Deutsche”). Ms. Roman had spent 10 years with Scudder Stevens & Clark, and Zurich Scudder, predecessor of Deutsche. Prior to Deutsche, she was an analyst at Putnam Investments. Ms. Roman received her Bachelor of Arts degree from Brandeis University in 1986 and her MBA from the Columbia Business School in 1991.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE